MODIFICATION OF PRIVATE PLACEMENT MEMORANDUM NO. 2
                           AND SUBSCRIPTION AGREEMENT

     THIS AGREEMENT is made this ___ day of September, 2004, by and between ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation (the "Company") and those persons who are signatories hereto (individually an "Investor" and collectively the "Investors").

     WHEREAS, the Company offered to the Investors shares of its Common Stock, pursuant to that certain Private Placement Memorandum dated March ___, 2004 (the "Private Placement Memorandum"); and

     WHEREAS, pursuant to a Subscription Agreement described in the Private Placement Memorandum, certain persons purchased shares of the Common Stock as described on Attachment A hereto; and
               -------------

     WHEREAS, the Private Placement Memorandum and the Subscription Agreement are incorporated herein by reference for all purposes, and all capitalized terms herein shall have the same meaning as defined in the Private Placement Memorandum and the Subscription Agreement; and

     WHEREAS, the Company and the Investors desire to modify the terms of the Private Placement Memorandum and the Subscription Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

     1.     Modification  of Purchase Terms.  Notwithstanding anything contained
            -------------------------------
to the contrary contained in the Private Placement Memorandum or the Subscription Agreement, in addition to each share of the Common Stock purchased by the Investors, the Investors who execute this Agreement, for no additional consideration other than the consideration described herein, shall receive one-half share of the Common Stock for every share of the Common Stock purchased by the Investors.

     2.     Release  of  the  Company.  From  and after the date of execution of
            -------------------------
this Agreement by the Investors, and in consideration for the agreement by the Company to the terms and conditions of this Agreement, plus other good and valuable consideration, inclusive of all attorneys' fees, interest, costs and expenses, the receipt and sufficiency of which are hereby acknowledged, each Investor, and each of his heirs, executors, personal representatives, successors and assigns, agents, consultants, attorneys, and third party entities acting in his behalf (collectively identified and referred to herein as the "Releasing Parties"), do hereby forever Release, Acquit, Relinquish and Forever Discharge the Company, and its personal representatives, successors and assigns, affiliates or agents, employees, attorneys, consultants, shareholders, officers, directors, and other legal representatives, and insurers (collectively identified and referred to herein as the "Released Parties") of and from any and all causes of action, claims, demands, suits, liabilities, costs, expenses, liens, security interests, losses, damages, and attorneys' fees, past, present and future, known or unknown, fixed or contingent, liquidated or unliquidated, of any nature whatsoever arising out of or to arise out of, resulting from or to result from any event or agreement before the date of this Agreement relating or pertaining to the Private Placement Memorandum or the Subscription Agreement, or which might have been asserted or could have been asserted by or on behalf of any of the Releasing Parties against any of the Released Parties, including but not limited to any claims, causes of action or theories of liability or recovery based on contract, tort, intentional tort, negligence, gross negligence, negligence per se, failure to warn, breach of fiduciary or special relationship, fraud, malice, alter ego, property damage, punitive damages, past or future medical expenses, physical pain and suffering, mental anguish, emotional distress, lost wages, disfigurement, impairment, lost consortium, or any other personal injury or property damage claims of any nature whatsoever, including attorneys' fees and interest thereon.

     3.     Ratification  and  Republication.  Except  as  amended  by  this
            --------------------------------
Agreement, the Company and each of the Investors who execute this Agreement do hereby ratify and republish the Subscription Agreement.


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     4.     Attorneys'  Fees.  In  the event that it should become necessary for
            ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys' fees and costs of court incurred by the other parties.

     5.     Law  Governing;  Jurisdiction.  This  Agreement shall be governed by
            -----------------------------
and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     6.     Benefit.  All  the  terms  and provisions of this Agreement shall be
            -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything here contained to the contrary, this Agreement shall be binding on each Investor who executes this Agreement, even though all of the Investors do not execute a counterpart of this Agreement.

     7.     Construction.  Words  of  any gender used in this Agreement shall be
            ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     8.     Waiver.  No course of dealing on the part of any party hereto or its
            ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     9.     Cumulative  Rights.  The rights and remedies of any party under this
            ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     10.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     11.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     12.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     13.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.


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
     14.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     15.     Entire  Agreement.  This  instrument and the attachments hereto, as
             -----------------
well as any collateral agreements relating to the subject matter hereto, contain the entire understanding of the parties with respect to the subject matter hereof and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.

                                      ENTECH  ENVIRONMENTAL  TECHNOLOGIES,  INC.



                                      By
                                        ----------------------------------------
                                        Burr  Northrop,  Co-President



                                      ------------------------------------------
                                      Signature  of  the  Investor


                                      ------------------------------------------
                                      Printed  Name  of  the  Investor


                                      ------------------------------------------
                                      Address  of  the  Investor


                                      ------------------------------------------
                                      Telephone  Number  of  the  Investor


                                      ------------------------------------------
                                      E-mail  Address  of  the  Investor


                                      ------------------------------------------
                                      Number  of  Additional  Shares  to  be
                                      Received  by  the  Investor

                                                                    ATTACHMENT A

              SUBSCRIBERS TO THE PRIVATE PLACEMENT


|-----------------------------------------------------------|
|           NAME             |  NUMBER OF SHARES PURCHASED  |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|
|                            |                              |
|-----------------------------------------------------------|


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